UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 27, 2010

Beckman Coulter, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-10109	95-104-0600
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 S. Kraemer Blvd.

Brea, CA 92821

(Address of principal executive offices) (Zip Code)

(714) 993-5321

(Registrant’s telephone number, including area code)

N/A

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 27, 2010, Beckman Coulter, Inc. (the “Company”), Beckman Coulter Finance Company, LLC, Jupiter Securitization Company LLC (as successor entity to Park Avenue Receivables Company LLC), JPMorgan Chase Bank, N.A. and the financial institutions party thereto entered into Amendment No. 6 to Receivables Purchase Agreement (“Amendment No. 6”) to extend the term of that certain Receivables Purchase Agreement, dated October 31, 2007 (as previously amended, the “Receivables Purchase Agreement”), from October 27, 2010 to November 12, 2010 pending the negotiation of a proposed amendment to the Receivables Purchase Agreement to, among other things, further extend the term for up to an additional 364 days. This summary of Amendment No. 6 is qualified in its entirety by reference to Amendment No. 6 filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated in this Item 1.01 by reference.

In the ordinary course of their respective businesses, JPMorgan Chase Bank, N.A., certain of the financial institutions party to the Receivables Purchase Agreement or their affiliates have performed and may in the future perform certain commercial banking, investment banking and advisory services for the Company from time to time for which they have received and may receive in the future customary fees and expenses.

Item 2.02.	Results of Operations and Financial Condition.

On October 27, 2010, the Company issued a press release, furnished as Exhibit 99.1 to this Current Report and incorporated in this Item 2.02 by reference, announcing the Company’s results of operations for the third quarter ended September 30, 2010. The information in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing unless specifically stated so therein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amendment No. 6 to Receivables Purchase Agreement, dated October 27, 2010, by and among Beckman Coulter, Inc., Beckman Coulter Finance Company, LLC, Jupiter Securitization Company LLC, JPMorgan Chase Bank, N.A. and the financial institutions party thereto.

99.1	Press Release of the Company, dated October 27, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2010

BECKMAN COULTER, INC.

By:	/s/ Arnold A. Pinkston
Name:	Arnold A. Pinkston
Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 6 to Receivables Purchase Agreement, dated October 27, 2010, by and among Beckman Coulter, Inc., Beckman Coulter Finance Company, LLC, Jupiter Securitization Company LLC, JPMorgan Chase Bank, N.A. and the financial institutions party thereto.

99.1	Press Release of the Company, dated October 27, 2010.